Exhibit 10.15

                               [GRAPHIC OMITED]


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                                    Deal Memo


On Oct 15, 2004, National Merchant Center (SMC), and eSAFE Inc (ESI), who are referred to jointly as "Parties" have agreed to a Joint Venture Agreement supersedes all past agreements.

"Parties" have agreed to run transactions over the SMC network and that NMC will do so for all direct third party costs for such transactions and will additionally receive 20% of the transaction fee that ESI charges. ESI will receive 80% for their customers' transactions.

"Parties" have agreed that this 80-20 split will further be reduced to a 90-10 split with volume to be defined in good faith, and not be unreasonable withheld.

"Parties" have also agreed to discuss and review the possibility of forming a JV through NEWCO



(Illegible)              October 15, 2004
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Agreed
NMC




/s/ Larry Wilcox         October 15, 2004
------------------------
Agreed
eSAFE Inc


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